SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     February 16, 2001
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                              GEORGIA POWER COMPANY
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             (Exact name of registrant as specified in its charter)

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             Georgia                      1-6468                 58-0257110
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  (State or other jurisdiction       (Commission File          (IRS Employer
        of incorporation)                 Number)           Identification No.)


       241 Ralph McGill Boulevard, NE, Atlanta, Georgia           30308
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           (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code        (404) 506-6526
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                                       N/A
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         (Former name or former address, if changed since last report.)

Item 5. Other Events.

         On February 16, 2001, Georgia Power Company (the "Company") entered into an Underwriting Agreement covering the issue and sale by the Company of $100,000,000 aggregate principal amount of its Series H 6.70% Senior Insured Quarterly Notes due March 1, 2011 (the "Series H Senior Notes"). Said Notes were registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to the shelf registration statement (Registration Statement Nos. 333-75193, 333-75193-01 and 333-75193-02) of the Company. Incorporation of
Certain Documents by Reference

         Pursuant to Rule 411 of Regulation C under the Securities Act, and in reliance on Ambac Assurance Corporation, SEC No-Action Letter (September 6,
1996), the Company does hereby incorporate by reference the consolidated financial statements of Ambac Assurance Corporation and Subsidiaries as of December 31, 1999 and December 31, 1998, and for each of the three years in the period ended December 31, 1999, included in the Annual Report on Form 10-K of Ambac Assurance Corporation (which was filed with the Securities and Exchange Commission on March 30, 2000) into (i) this Current Report on Form 8-K; (ii) the Company's Registration Statement on Form S-3 (File Nos. 333-75193, 333-75193-01 and 333-75193-02) and (iii) the prospectus supplement dated February 16, 2001 relating to the Series H Senior Notes filed pursuant to Rule 424(b) under the Securities Act.

         In connection with the incorporation of such documents by reference, the Company is hereby filing the consent of KPMG LLP, independent accountants for Ambac Assurance Corporation, insurer of the Series H Senior Notes, to the use of its name in such prospectus supplement. The consent of KPMG LLP is filed herewith as Exhibit 23.2.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

                  1 Underwriting Agreement, dated February 16, 2001, among the Company and Edward D. Jones & Co., L.P., A.G. Edwards & Sons, Inc. and Prudential Securities Incorporated, as the Underwriters.

                  4.2 Eighth Supplemental Indenture to Senior Note Indenture dated as of February 23, 2001, providing for the issuance of the Company's Series H 6.70% Senior Insured Quarterly Notes due March 1, 2011.

                  4.7 Form of Series H 6.70% Senior Insured Quarterly Note due March 1, 2011. (included in Exhibit 4.2 above).

                  12.1     Computation of ratio of earnings to fixed charges.

                  23.1     Consent of Troutman Sanders LLP.

                  23.2     Consent of KPMG LLP.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     February 23, 2001                 GEORGIA POWER COMPANY



                                            By    /s/Wayne Boston
                                              ---------------------------------
                                                   Wayne Boston
                                                Assistant Secretary